UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): Jan. 27, 2012

Southeastern Bank Financial Corporation

(Exact name of registrant as specified in its charter)

Georgia	0-24172	58-2005097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3530 Wheeler Road, Augusta, GA 30909

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (706) 738-6990

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On Jan. 27, 2012 Southeastern Bank Financial Corporation (the “Company”) issued a press release regarding its financial results for the quarter ended December 31, 2011. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events

On January 25, 2012 the Company set the date for the Annual Shareholder Meeting as April 25, 2012 with a record date of March 16, 2012.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Press Release, dated Jan. 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHEASTERN BANK FINANCIAL CORPORATION

Dated: Jan. 27, 2012	By:	/s/ Ronald L. Thigpen
	Name:	Ronald L. Thigpen
	Title:	Executive Vice President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated Jan. 27, 2012.

3